Exhibit 99

News Release

Release Date: April 26, 2012	Contact:	Peter J. Rogers, Jr.
Executive Vice President, Investor Relations
443-285-8059
progers@micros.com

MICROS Reports Fiscal 2012 Third Quarter Results

Record Third Quarter Revenue, Net Income and EPS

Results Exceed Expectations

Columbia, MD – April 26, 2012—MICROS Systems, Inc. (NASDAQ:MCRS), a leading provider of information technology solutions for the hospitality and retail industries, today announced the results for its fiscal 2012 third quarter ended March 31, 2012.

FINANCIAL HIGHLIGHTS

•	Revenue for the quarter was $278.0 million, an increase of $24.9 million, or 9.8%, versus the same period last year.

•	Revenue for the nine-month period was $805.0 million, an increase of $71.3 million, or 9.7% over the same period last year.

•	GAAP net income for the quarter was $43.2 million, an increase of $4.7 million, or 12.1%, over the same period last year.

•	GAAP net income for the nine-month period was $118.8 million, an increase of $16.2 million, or 15.8%, over the same period last year.

•	GAAP diluted earnings per share (EPS) for the quarter was $0.53 per share, an increase of $0.06, or 12.8%, over the same period last year.

•	GAAP diluted EPS for the nine-month period was $1.45, an increase of $0.21, or 16.9%, over the same period last year.

•	Non-GAAP financial results, excluding the effect of charges for stock options, are as follows:

-	Non-GAAP net income for the quarter was $45.6 million, an increase of $5.2 million, or 13.0%, over the year ago period.

-	Non-GAAP net income for the nine-month period was $127.0 million, an increase of $16.3 million, or 14.8%, over the year ago period.

-	Non-GAAP diluted EPS for the quarter was $0.56, an increase of $0.07, or 14.3%, over the year ago period.

-	Non-GAAP diluted EPS for the nine-month period was $1.55, an increase of $0.21, or 15.7%, over the year ago period.

•	MICROS’s revenue, net income and EPS results were Company records for a third fiscal quarter and exceeded consensus expectations.

Tom Giannopoulos, MICROS’s Chairman and CEO, stated, “We are very pleased with our record results for the third fiscal quarter amidst a challenging economy. We continue to execute well with new products and sales initiatives. We look forward to a successful conclusion to our fiscal year 2012.”

MICROS’s stock is traded through NASDAQ under the symbol MCRS. Some of the statements contained herein not based on historic facts are forward-looking statements that involve risks and uncertainties MICROS is subject to, among others, the following uncertainties and risks: product demand and market acceptance; impact of competitive products and pricing on margins; product development delays and technological difficulties; controlling expenses as MICROS continues to expand; the ability to obtain on acceptable terms the right to incorporate in MICROS’s products and services technology patented by others; the risk that there are actual or perceived security vulnerabilities in MICROS’s products; adverse results in legal disputes resulting in liabilities that exceed reserves; unanticipated tax liabilities; the effects of terrorist activity and armed conflict; the effects of major environmental disasters; weakening in general economic conditions that adversely affect demand for computer hardware or software; and currency fluctuations.

All information in this release is as of April 26, 2012. MICROS undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in MICROS’s expectations.

For further information regarding risks and uncertainties associated with MICROS’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business and Investment Risks” sections of MICROS’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting MICROS’s investor relations department at 443-285-8059 or at MICROS’s website at http://www.micros.com.

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The MICROS logo is a registered trademark of MICROS Systems, Inc.
All other product and brand names are the property of their respective owners.

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited - in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2012	2011	2012	2011
Revenue:
Hardware	$63,045	$49,901	$168,881	$142,008
Software	37,577	31,075	105,402	92,043
Service	177,422	172,217	530,722	499,673
Total revenue	278,044	253,193	805,005	733,724

Cost of sales:
Hardware	40,187	31,827	106,988	93,135
Software	5,838	5,288	14,991	16,034
Service	79,426	74,675	233,611	219,299
Stock option expense	58	25	143	87
Total cost of sales	125,509	111,815	355,733	328,555

Gross margin	152,535	141,378	449,272	405,169

Selling, general and administrative expenses	75,938	71,739	225,241	202,282
Research and development expenses	13,417	11,649	36,616	33,116
Depreciation and amortization	3,523	3,548	11,383	11,911
Litigation reserve	0	0	0	3,000
Stock option expense	3,710	2,536	12,406	9,434
Total operating expenses	96,588	89,472	285,646	259,743

Income from operations	55,947	51,906	163,626	145,426
Non-operating income (expense):
Interest income, net	1,605	1,013	5,185	3,465
Interest expense - litigation reserve	-	-	-	(360)
Change in credit based impairment, net of realized gain on redemption	-	-	-	19
Other non-operating income (expense), net	6	(337)	203	(732)
Total non-operating income, net	1,611	676	5,388	2,392

Income before taxes	57,558	52,582	169,014	147,818
Income tax provision	14,102	13,724	49,992	44,766
Net income	43,456	38,858	119,022	103,052
Less: Net income attributable to noncontrolling interest	(209)	(279)	(258)	(529)

Net Income attributable to MICROS Systems, Inc. (GAAP)	$43,247	$38,579	$118,764	$102,523

Net Income per diluted common share attributable to MICROS Systems, Inc.	$0.53	$0.47	$1.45	$1.24
Weighted-average number of shares outstanding - diluted	82,008	82,913	82,127	82,562

Reconciliation of GAAP Net Income and EPS attributable to MICROS Systems, Inc. to Non-GAAP Net Income and EPS attributable to MICROS Systems, Inc.

Net Income attributable to MICROS Systems, Inc.	$43,247	$38,579	$118,764	$102,523
Add back:
Stock option expense
Selling, general and administrative expenses	3,446	2,419	11,528	9,066
Research and development expenses	264	117	878	368
Cost of sales	58	25	143	87
	3,768	2,561	12,549	9,521
Litigation reserve, including accrued interest expense	-	-	-	3,360
Credit based impairment charge, net of realized gain on redemption	-	-	-	(19)
Total add back	3,768	2,561	12,549	12,862

Subtract tax effect on:
Stock option expense	1,441	802	4,344	3,457
Litigation reserve, including accrued interest expense	-	-	-	1,280
Non-GAAP Net Income attributable to MICROS Systems, Inc.	$45,574	$40,338	$126,969	$110,648

Non-GAAP Net Income per Diluted Common Share attributable to MICROS Systems, Inc.	$0.56	$0.49	$1.55	$1.34

We believe the inclusion of the above non-GAAP measure will be useful to investors because it will enhance the comparability of our current period results to prior periods' results without comparable charges. We also believe inclusion of this measure will enhance comparability of our results to results of our competitors and to the analysts’ forecasts because the analysts typically forecast excluding the effect of share-based payment charge and above one time charges, the non-GAAP measure. In addition, our management uses this measure to evaluate our operating performance and compare our results to our competitors. Management also uses this measure as a metric to measure performance under our executive compensation program.

The Company notes that non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. Instead, they are based on subjective determinations by management designed to supplement our GAAP financial measures. They are subject to a number of important limitations and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Among the limitations on the use of the non-GAAP measure are the following:

-	The exclusion of non-GAAP items can have a significant impact on reported GAAP net income and diluted net income per share.
-	Other companies may calculate non-GAAP net income and non-GAAP net income per share differently than MICROS does, limiting the usefulness of those measures for comparative purposes.

News
Release Date: April 26, 2012	Contact:	Peter J. Rogers, Jr
4/26/2012 10:46		EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited - in thousands)

	March 31, 2012	June 30, 2011
ASSETS
Current assets:
Cash and cash equivalents and short-term investments	$816,019	$780,265
Accounts receivable, net	208,304	181,833
Inventory	36,715	38,119
Deferred income taxes	20,602	21,036
Prepaid expenses and other current assets	40,793	30,454
Total current assets	1,122,433	1,051,707

Long-term investments	47,521	46,226
Property, plant and equipment, net	32,183	28,145
Deferred income taxes, non-current	23,220	20,798
Goodwill	239,152	242,319
Intangible assets, net	15,519	19,293
Purchased and internally developed software costs, net	19,261	18,710
Other assets	5,482	5,820
Total Assets	$1,504,771	$1,433,018

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$53,684	$54,851
Accrued expenses and other current liabilities	149,603	148,901
Income taxes payable	3,511	7,705
Deferred revenue	170,513	143,238
Total current liabilities	377,311	354,695

Income taxes payable, non-current	32,646	32,309
Deferred income taxes, non-current	6,213	8,261
Other non-current liabilities	15,991	14,502
Total liabilities	432,161	409,767

Commitments and contingencies

Equity:
MICROS Systems, Inc. shareholders’ equity:
Common stock	2,007	2,020
Capital in excess of par	106,834	132,529
Retained earnings	952,603	833,839
Accumulated other comprehensive income	7,452	48,323
Total MICROS Systems, Inc. shareholders’ equity	1,068,896	1,016,711
Noncontrolling interest	3,714	6,540
Total Equity	1,072,610	1,023,251

Total Liabilities and Equity	$1,504,771	$1,433,018

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